Exhibit 10.82

October 16,2003

Tannenbaum Helpern Syracuse & Hirschtritt
900 Third Avenue
New York, New York 10022
Attn: Stephen Rosenberg

      Re: Escrow Agreement, as amended (the "Escrow Agreement"), by and among Stephen Rosenberg, AJG Financial Services, through its Vice-President, General Counsel as agent (the "Major Shareholder Agent") for the Major Shareholders, Finova Mezzanine Capital Corp., AJG Financial Services, Inc., Environmental Opportunities Fund (by itself and as successor to Environmental Opportunities Fund Cayman), Frederic Rose M&R Associates, Martin F. Laughlin, Richard C. Augustine and Michael J. Carolan (each a "Major Shareholder"), U.S. Energy Systems, Inc., a Delaware corporation ("USE") and USE Acquisition Corp., a Delaware corporation (the "Sub" and together with USE, the USE Parties"), Cinergy Energy Solutions, Inc., a Delaware corporation ("CES") and together with the USE Parties, the "Beneficiaries") and Tannenbaum Helpern Syracuse and Hirschtritt LLP (the "Escrow Agent").

Gentlemen:

      Pursuant to the Escrow Agreement, the Escrow Agent is holding the Working Capital Escrow Fund and the Indemnification Escrow Fund. All capitalized terms used herein and not defined herein, shall have the meaning set forth in the Escrow Agreement.

      It is our understanding that the Release Date has occurred and that all disputed amounts have been settled. Thus, there is no Disputed Amount. Accordingly, pursuant to Escrow Agreement, the Major Shareholder Agent hereby gives notice to the Escrow Agent and the Beneficiaries that the Escrow Agent should disburse all the amounts in the Working Capital Escrow Fund and the Indemnification Escrow Fund as follows:

      1. Disburse $1,100,000 from the Working Capital Escrow Fund to US Energy Biogas Corp.

      2. Transfer to USE from the Working Capital Escrow Fund 41,463 shares of Parent Common Stock and 2,667 shares of Parent Series C Preferred Stock.

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      3.    Transfer to USE from the Indemnification Escrow Fund 18,350 shares of Parent Common Stock.

      4. Disburse and/or transfer to the Major Shareholder Agent for the benefit of the Shareholders all of the remaining assets in the Working Capital Escrow. The Major Shareholder Agent will disburse the assets to the Shareholders.

      5. Disburse and/or transfer to the Major Shareholder Agent for the benefit of the Major Shareholders all of the remaining assets in the Indemnification Escrow Fund. The Major Shareholder Agent will disburse the assets to the Major Shareholders.

      For any cash mounts to be transferred to US Energy Biogas Corp., please wire the funds to the following account:

                         Fleet National Bank
                         777 Main Street
                         Hartford CT 06115
                         Bank Account Name: US Energy Biogas Corporation Account # 6545-8499
                         ABA #     0119-00571

      For any Securities to be delivered to USE, please arrange for such securities to be delivered to:

                         US Energy Systems, Inc.
                         Attention: Allen J. Rothman
                         One North Lexington Avenue
                         Fourth Floor
                         White Plains, NY 10601

      For any cash amounts to be transferred to the Major Shareholder Agent, please wire the funds to the following account:

                 Harris Trust and Savings Bank
                 Chicago, IL
                 ABA Number 071000288
                 Account Name: AJG Financial Services, Inc
                 Account Number: 160-458-6

      For any securities to be delivered to the Major Shareholder Agent, please arrange for such securities to be delivered to:

                 AJG Financial Services, Inc.
                 The Gallagher Centre
                 Two Pierce Place
                 Itasca, IL 60143-4131
                 Attn: Kerry S. Abbott,
                         Asst General Counsel

After receipt of the funds and securities, the Major Shareholder Agent shall distribute the funds and cause the securities to be delivered to the Shareholders and the Major Shareholders.

AJG FINANCIAL SERVICES, INC., as
  Major Shareholder Agent

By: ________________________________
       John C. Rosengren, Vice President
       And General Counsel


CINERGY ENERGY SOLUTIONS, INC.

By: ________________________________
Title: _____________________________


U.S. ENERGY SYSTEMS, INC.

By: /s/ Goran Mornhed
    --------------------------------
        Goran Mornhed, CEO


US ENERGY BIOGAS CORP

By: /s/ Goran Mornhed
    --------------------------------
        Goran Mornhed, Chairman

      For any securities to be delivered to the Major Shareholder Agent, please arrange for such securities to be delivered to:

                 AJG Financial Services, Inc.
                 The Gallagher Centre
                 Two Pierce Place
                 Itasca, IL 60143-4131
                 Attn: Kerry S. Abbott,
                         Asst General Counsel

After receipt of the funds and securities, the Major Shareholder Agent shall distribute the funds and cause the securities to be delivered to the Shareholders and the Major Shareholders.

AJG FINANCIAL SERVICES, INC., as
  Major Shareholder Agent

By: ________________________________
       John C. Rosengren, Vice President
       And General Counsel


CINERGY ENERGY SOLUTIONS, INC.

By: /s/ Donald R. Snider
    --------------------------------
Title: President


U.S. ENERGY SYSTEMS, INC.

By: ________________________________
        Goran Mornhed, CEO


US ENERGY BIOGAS CORP

By: ________________________________
        Goran Mornhed, Chairman